American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	March 31
ASSETS	2010	2009

Cash and due from banks	$11,059	$13,632
Interest-bearing deposits in other banks	25,531	18,188

Securities available for sale, at fair value	190,949	163,846
Securities held to maturity	5,802	6,811
Total securities	196,751	170,657

Restricted stock, at cost	4,362	4,135
Loans held for sale	2,208	2,782

Loans	515,366	569,003
Less allowance for loan losses	(8,112)	(7,836)
Net Loans	507,254	561,167

Premises and equipment, net	19,145	18,018
Other real estate owned, net	3,815	3,345
Goodwill	22,468	22,468
Core deposit intangibles, net	1,603	1,981
Accrued interest receivable and other assets	16,458	13,105

Total assets	$810,654	$829,478

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$101,190	$98,926
Demand deposits -- interest-bearing	98,968	94,505
Money market deposits	79,225	72,085
Savings deposits	64,721	63,553
Time deposits	265,517	286,819
Total deposits	609,621	615,888

Short-term borrowings:
Customer repurchase agreements	60,372	60,768
Other short-term borrowings	-	12,440
Long-term borrowings	8,600	13,750
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,260	4,098
Total liabilities	703,472	727,563

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,123,275 shares outstanding at March 31, 2010 and
6,079,161 shares outstanding at March 31, 2009	6,123	6,079
Capital in excess of par value	27,063	26,488
Retained earnings	72,985	70,379
Accumulated other comprehensive income (loss), net	1,011	(1,031)
Total shareholders' equity	107,182	101,915

Total liabilities and shareholders' equity	$810,654	$829,478

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended
	March 31
	2010	2009
Interest and Dividend Income:
Interest and fees on loans	$7,155	$8,034
Interest and dividends on securities:
Taxable	1,316	1,120
Tax-exempt	466	386
Dividends	23	22
Other interest income	91	88
Total interest and dividend income	9,051	9,650

Interest Expense:
Interest on deposits	1,635	2,527
Interest on short-term borrowings	105	236
Interest on long-term borrowings	64	131
Interest on customer repurchase agreements
Interest on trust preferred capital notes	343	343
Total interest expense	2,147	3,237

Net Interest Income	6,904	6,413
Provision for loan losses	285	350

Net Interest Income After Provision
for Loan Losses	6,619	6,063

Noninterest Income:
Trust fees	812	758
Service charges on deposit accounts	479	502
Other fees and commissions	278	242
Mortgage banking income	246	286
Brokerage fees	21	57
Securities gains (losses), net	(29)	-
Impairment of securities	-	-
Net loss on foreclosed real estate	(3)	(1,179)
Other	117	68
Total noninterest income	1,921	734

Noninterest Expense:
Salaries	2,398	2,531
Employee benefits	640	813
Occupancy and equipment	779	740
FDIC assessment	195	217
Bank franchise tax	167	163
Core deposit intangible amortization	94	94
Other	1,224	1,317
Total noninterest expense	5,497	5,875

Income Before Income Taxes	3,043	922
Income Taxes	858	154
Net Income	$2,185	$768

Net Income Per Common Share:
Basic	$0.36	$0.13
Diluted	$0.36	$0.13
Average Common Shares Outstanding:
Basic	6,119,415	6,081,998
Diluted	6,124,306	6,085,457

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2010	2009	2009	2010	2009
EARNINGS
Interest income	$9,051	$9,257	$9,650	$9,051	$9,650
Interest expense	2,147	2,307	3,237	2,147	3,237
Net interest income	6,904	6,950	6,413	6,904	6,413
Provision for loan losses	285	328	350	285	350
Noninterest income	1,921	1,937	734	1,921	734
Noninterest expense	5,497	5,524	5,875	5,497	5,875
Income taxes	858	866	154	858	154
Net income	2,185	2,169	768	2,185	768

PER COMMON SHARE
Earnings per share - basic	$0.36	$0.36	$0.13	$0.36	$0.13
Earnings per share - diluted	0.36	0.35	0.13	0.36	0.13
Cash dividends declared	0.23	0.23	0.23	0.23	0.23
Book value per share	17.50	17.41	16.76	17.50	16.76
Book value per share - tangible (a)	13.57	13.46	12.74	13.57	12.74
Closing market price	20.15	21.90	15.60	20.15	15.60

FINANCIAL RATIOS
Return on average assets	1.08%	1.07%	0.38%	1.08%	0.38%
Return on average equity	8.14	8.24	2.99	8.14	2.99
Return on average tangible equity (b)	10.83	11.03	4.32	10.83	4.32
Average equity to average assets	13.24	12.93	12.80	13.24	12.80
Net interest margin, taxable equivalent	3.90	3.88	3.61	3.90	3.61
Efficiency ratio	60.22	58.79	68.77	60.22	68.77
Effective tax rate	28.20	28.53	16.70	28.20	16.70

PERIOD-END BALANCES
Securities	$201,113	$199,686	$174,792	$201,113	$174,792
Loans held for sale	2,208	2,490	2,782	2,208	2,782
Loans, net of unearned income	515,366	527,991	569,003	515,366	569,003
Goodwill and other intangibles	24,071	24,166	24,449	24,071	24,449
Assets	810,654	808,973	829,478	810,654	829,478
Assets - tangible (a)	786,583	784,807	805,029	786,583	805,029
Deposits	609,621	604,273	615,888	609,621	615,888
Customer repurchase agreements	60,372	65,929	60,678	60,372	60,678
Other short-term borrowings	-	-	12,440	-	12,440
Long-term borrowings	29,219	29,257	34,369	29,219	34,369
Shareholders' equity	107,182	106,389	101,915	107,182	101,915
Shareholders' equity - tangible (a)	83,111	82,223	77,466	83,111	77,466

AVERAGE BALANCES
Securities	$184,696	$167,546	$138,067	$184,696	$138,067
Loans held for sale	2,444	4,394	2,996	2,444	2,996
Loans, net of unearned income	518,403	540,103	570,342	520,847	570,342
Interest-earning assets	736,183	744,007	734,980	736,183	734,980
Goodwill and other intangibles	24,125	24,217	24,507	24,125	24,507
Assets	810,620	814,232	803,206	810,620	803,206
Assets - tangible (a)	786,495	790,015	778,699	786,495	778,699
Interest-bearing deposits	507,209	499,725	510,821	507,209	510,821
Deposits	606,085	604,506	604,002	606,085	604,002
Customer repurchase agreements	63,947	70,014	56,051	63,947	56,051
Other short-term borrowings	-	91	2,071	-	2,071
Long-term borrowings	29,248	29,287	34,398	29,248	34,398
Shareholders' equity	107,336	105,302	102,845	107,336	102,845
Shareholders' equity - tangible (a)	83,211	81,085	78,338	83,211	78,338

CAPITAL
Average shares outstanding - basic	6,119,415	6,108,340	6,081,998	6,119,415	6,081,998
Average shares outstanding - diluted	6,124,306	6,116,800	6,085,457	6,124,306	6,085,457
Shares repurchased	-	-	7,600	-	7,600
Average price of shares repurchased	$-	$-	$15.92	$-	$15.92

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2010	2009	2009	2010	2009

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,166	$8,260	$7,824	$8,166	$7,824
Provision for loan losses	285	328	350	285	350
Charge-offs	(427)	(485)	(376)	(427)	(376)
Recoveries	88	63	38	88	38
Ending balance	$8,112	$8,166	$7,836	$8,112	$7,836

LOANS
Construction and land development	$39,421	$40,371	$53,579	$39,421	$53,579
Commercial real estate	205,642	208,066	213,508	205,642	213,508
Residential real estate	119,776	121,639	134,510	119,776	134,510
Home equity	63,302	64,678	61,459	63,302	61,459
Commercial and industrial	80,331	86,312	97,259	80,331	97,259
Consumer	6,894	6,925	8,688	6,894	8,688
Total	$515,366	$527,991	$569,003	$515,366	$569,003

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$-	$-	$-
Nonaccrual	3,436	3,642	2,821	3,436	2,821
Foreclosed real estate	3,815	3,414	3,345	3,815	3,345
Nonperforming assets	$7,251	$7,056	$6,166	$7,251	$6,166

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.26%	0.31%	0.24%	0.26%	0.24%
Nonperforming assets to total assets	0.89	0.87	0.74	0.89	0.74
Nonperforming loans to total loans	0.67	0.69	0.50	0.67	0.50
Allowance for loan losses to total loans	1.57	1.55	1.38	1.57	1.38
Allowance for loan losses to
nonperforming loans	236.09	224.22	277.77	236.09	277.77

OTHER DATA
Fiduciary assets at period-end (c)	$363,205	$358,124	$305,129	$363,205	$305,129
Retail brokerage assets at period-end (c)	$51,848	$54,696	$82,554	$51,848	$82,554
Number full-time equivalent employees (d)	235	238	258	235	258
Number of full service offices	18	18	20	18	20
Number of loan production offices	1	2	2	1	2
Number of ATM's	26	24	23	26	23

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

American National Bankshares Inc. and Subsidiaries
Net Interest Income Analysis
For the Three Months Ended March 31, 2010 and 2009
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$79,279	$96,097	$953	$1,100	4.81%	4.58%
Real estate	434,795	469,346	6,095	6,779	5.61	5.78
Consumer	6,773	7,895	134	178	7.91	9.02
Total loans	520,847	573,338	7,182	8,057	5.52	5.62

Securities:
Federal agencies	65,751	45,767	551	521	3.35	4.55
Mortgage-backed	43,783	44,560	501	562	4.58	5.04
State and municipal	67,538	42,726	927	604	5.49	5.65
Other	7,624	5,014	69	33	3.62	2.63
Total securities	184,696	138,067	2,048	1,720	4.44	4.98

Deposits in other banks	30,640	23,575	91	88	1.19	1.49

Total interest earning assets	736,183	734,980	9,321	9,865	5.06	5.37

Nonearning assets	74,437	68,226

Total assets	$810,620	$803,206

Deposits:
Demand	$97,062	$112,459	21	190	0.09	0.68
Money market	80,809	64,648	90	198	0.45	1.23
Savings	62,801	61,289	22	40	0.14	0.26
Time	266,537	272,425	1,502	2,099	2.25	3.08
Total deposits	507,209	510,821	1,635	2,527	1.29	1.98

Customer repurchase agreements	63,947	56,051	105	233	0.66	1.66
Other short-term borrowings	-	2,071	-	3	-	0.58
Long-term borrowings	29,248	34,398	407	474	5.57	5.51

Total interest bearing liabilities	600,404	603,341	2,147	3,237	1.43	2.15

Noninterest bearing
demand deposits	98,876	93,181
Other liabilities	4,004	3,839
Shareholders' equity	107,336	102,845
Total liabilities and
shareholders' equity	$810,620	$803,206

Interest rate spread					3.63%	3.22%
Net interest margin					3.90%	3.61%

Net interest income (taxable equivalent basis)			7,174	6,628
Less: Taxable equivalent adjustment			270	215
Net interest income			$6,904	$6,413